Exhibit 99.2

corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 1 PARTICIPANTS Corporate Participants Mindy Lowe – Communications & Investor Relations, Esperion Therapeutics, Inc. Tim M. Mayleben – President, Chief Executive Officer & Director, Esperion Therapeutics, Inc. Richard Bartram – Controller, Esperion Therapeutics, Inc. Marianne Andreach – Vice President, Strategic Marketing & Product Planning, Esperion Therapeutics, Inc. Other Participants Jonathan M. Eckard – Analyst, Citigroup Global Markets Inc. (Broker) Jason N. Butler – Analyst, JMP Securities LLC Brian J. Klein – Analyst, Stifel, Nicolaus & Co., Inc. Jeremiah B. Shepard – Analyst, Credit Suisse Securities (USA) LLC (Broker) MANAGEMENT DISCUSSION SECTION Operator: Good day, ladies and gentlemen, and welcome to the Esperion Therapeutics’ Fourth Quarter and 2013 Conference Call. At this time all participants are in a listen-only mode. Later we will conduct a question-and-answer session and instructions will follow at that time. [Operator Instruction] As a reminder this conference call is being recorded. I would now like to introduce your host for today’s conference, Mindy Lowe, Esperion Therapeutics Communications and Investor Relation. Please go ahead. Mindy Lowe, Communications & Investor Relations, Esperion Therapeutics, Inc. Thanks, Kate. Good day, everyone and welcome to the Esperion Therapeutics’ fourth quarter and 2013 yearend earnings call. This is our first quarterly call since our IPO last June and we look forward to speaking with you each quarter. I’m Mindy Lowe from Esperion and with me today are Tim Mayleben, our President and CEO; Marianne Andreach, our Vice President of Strategic Marketing & Product Planning and Rick Bartram, our Controller. As a reminder, this conference call is being recorded. To access a playback of this webcast, please go to the Investors section of the Esperion website at www.esperion.com. Before I review the structure of this afternoon’s webcast, I would like to remind callers that the information discussed on the call today is covered under the Safe Harbor provisions of the Private Securities Litigation Reform Act. I caution listeners that the company’s management will be making forward-looking statements. Actual results could differ materially from those stated or implied by our forward-looking statements due to risks and uncertainties associated with the company’s business. These forward-looking statements are qualified in their entirety by the cautionary statements contained in today’s press release and the company’s SEC filing. The content of this conference call contains time-sensitive information that is accurate only as of the date of this live broadcast, March 5, 2014. Esperion undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the day of this call.

corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 2 We issued a press release earlier today detailing the content of today’s call. A copy can be found at www.esperion.com in the Investors section. We’ll begin with prepared comments from our team and then we’ll open the call for your questions. Now I’d like to turn the call over to Esperion’s President and CEO, Tim Mayleben. Tim? Tim M. Mayleben, President, Chief Executive Officer & Director Thank you, Mindy. I’d also like to welcome all of you to Esperion’s first quarterly conference call. On today’s call, I’ll provide an overall update on the ETC-1002 development program and also insight into upcoming results and milestones. Rick will then review highlights from the fourth quarter and the full year 2013 financial results. And then, as Mindy indicated, we’ll open the call to your questions. Let me begin by noting that 2013 was a highly productive and important year for Esperion with more successes both clinically and financially than in any other years, since we were founded it in April 2008. Among our 2013 business highlights, we of course completed a $33 million private financing last April and an $80 million initial public offering in June, both leaving us very well funded to rapidly advance ETC-1002 through clinical development. Also in the second half of 2013, Esperion was added to a number of indices including the NASDAQ Biotechnology Index, the Russell Global, Russell 3000, Russell 2000 and Micro Cap indices as well as the MSCI Micro Cap indices. Our clinical and scientific colleagues were especially productive in 2013 and I want to highlight some of the things that they accomplished. Publishing and presenting multiple Phase 2a clinical study results that in the aggregate, included data from 242 patients that were treated with ETC- 1002. Results demonstrated for example consistent and significant reductions in LDL cholesterol as high as 43% and statin-like reductions in levels of hsCRP, a key marker of inflammation associated with cardiovascular disease. We also published a study in the Journal of Lipid Research that demonstrated for the first time the effectiveness of ETC-1002 in reducing chronic inflammation in preclinical models of inflammation. We published full results from the ETC-1002-003 study in patients with hypercholesterolemia, this was in the Journal of The American College of Cardiology. We published full safety and efficacy results of the ETC-1002-005 clinical study for the treatment of patients with hypercholesterolemia and type 2 diabetes, this was in the Journal of ATVB. And as some of you know, Dr. Ronald Goldberg of the University of Miami Miller School of Medicine published an editorial in that same issue of ATVB and this is the March issue. This was in response to the publication of the ETC-1002-005 study noting that ETC-1002 was a novel approach to the management of patients with hypercholesterolemia and type 2 diabetes due to the effects of ETC-1002 not only on LDL cholesterol levels, but also sub-clinical inflammation without worsening glycemic control and that’s something that you’ve heard us emphasize before. We presented full results from the ETC-1002-006 study in patients with hypercholesterolemia and a history of statin intolerance. Of course, this was an oral presentation at the 2013 American Heart Association Scientific Sessions. And we released positive top-line results from the ETC-1002-007 study of ETC-1002 which was an add-on to statin therapy in patients with hypercholesterolemia. And we initiated the first clinical study in our Phase 2b program, what you heard us refer to as the ETC-1002-008 study. This was in patients – is in patients rather with hypercholesterolemia and a history with or without statin intolerance and statin intolerance is defined as intolerance to two or more statins due to muscle related adverse events.

corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 3 The goals of this study are to compare to the LDL lowering – LDL cholesterol lowering efficacy of ETC-1002 with ezetimibe. That’s the active control and a common therapy for statin intolerance and of course to characterize the tolerability of ETC-1002 as well. So looking to the near future and specifically 2014, we plan to deliver on a number of important clinical and non-clinical milestones. So as eventful as 2013 was for us, we’re looking at 2014 being more eventful with more meaningful data. So let me just highlight those. First of all, we’re going to complete the ETC-1002-008 Phase 2b study and report top-line results in the fourth quarter of this year, the fourth quarter of 2014. This month, we’re initiating the ETC-1002- 009 study, this is the Phase 2b clinical study and that is our second Phase 2b clinical study and we expect to report top line results by year-end. This study of parallel doses of ETC-1002, both 120 milligrams and 180 milligrams per day, is going to be over 12 weeks like the ETC-1002-008 study. In this case, we’re adding ETC-1002 on to low and moderate doses of statin therapy in patients with hypercholesterolemia. And it’s designed to demonstrate the ability of ETC-1002 to achieve incremental LDL cholesterol lowering in patients with elevated levels of LDL cholesterol, or the bad cholesterol. Finally, starting next quarter, so starting in the second quarter and continuing in the fourth quarter of this year, we expect to report results from some of our more high profile non-clinical studies. So let me repeat that again, I just spoke earlier about our clinical studies that we’re going to be reporting out. We’re also going to be reporting results from some of the more high profile nonclinical studies. So that’s going to include a long-term 12 month monkey toxicology study and of course by the end of the year, our two-year carcinogenicity studies. So, again, in summary, 2014 is going to be a pivotal year for ETC-1002 with both clinical and non-clinical results starting to report out next quarter and through the end of the year. So with that, I’ll turn the call over to Rick for a brief review of the financial highlights from the fourth quarter and 2013. Rick? Richard Bartram, Controller, Esperion Therapeutics, Inc. Thanks, Tim. Our net loss for the year ended December 31, 2013 was $26.1 million, compared to $11.7 million in the prior year. This is primarily related to increases in R&D costs for the advancement of ETC-1002 and the completion of the ETC-1002-006 and ETC-1002-007 studies, the initiation of the ETC-1002-008 study in October as well as increases in public company operating costs. As of December 31, 2013, Esperion had approximately $78 million in cash and investment securities and no debt. We expect that our current cash, cash equivalents, and investment securities will be sufficient to fund our operations through the end of 2015. We currently have 15.4 million shares of common stock outstanding with another 1.7 million to be issued upon the exercise of options and warrants. With that I’ll turn the call back over to Tim. Tim M. Mayleben, President, Chief Executive Officer & Director Okay. Thanks, Rick. We’ll open the call, Kate, to questions now. So, if you would please poll for any questions that folks may have.

corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 4 QUESTION AND ANSWER SECTION Operator: [Operator Instructions] And our first question comes from the line of Jonathan Eckard with Citi. Your line is open. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: Thanks for taking the question. So, the first one I was going to ask was regarding the chronic tox studies. Could you remind us what’s the dose margin of safety is for the -dosing margin is in the chronic tox studies over the 120 milligrams and 180 milligrams doses used in the Phase 2b’s? And then maybe just mechanistically regarding – with regard to ETC-1002, if there were going to be histological changes for example in a biological system. Based on how the drug works, what could you expect like again if you’re going to see something what would you guys be expecting to see if did happen? That would be helpful. And then I have another question regarding the Goldberg editorial? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Okay. So, let me just – this is Tim. Jon thanks for your questions. Let me just take a stab at the first couple of questions. So, just to remind you the – not just you, but to remind everybody, the high dose that we have in our toxicology studies is 60 milligrams/kilogram per day, which just sort of rough numbers calculates out to about 4.5 grams per day for human dosing. So at 120, that’s quite a bit – I’m trying to do the math in my head, but I think it’s 20 to 30 times and at the 180, it’s closer to the 20 than the 30, but some very nice margins there. In terms of what we would expect to see if we were to see anything in our long-term toxicology studies I think the thing that we always come back to is there is a long history 40, 50, well 50 years of history in this therapeutic area with LDL lowering drugs and what you typically see, what’s been seen in the literature. In fact we were just reviewing some of these articles recently what you typically see in some of these studies is – in most of these studies is because liver is the target organ. You see increases in liver weights and then you see some either hypertrophy or hyperplasia in some of the liver cells. But again there is variability among different lipid regulating drugs. But I think that’s probably the headline that most likely those are the things that you see because again the liver is the target organ. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: Okay. Just to be clear, I mean all the chronic tox studies were most of the liver, statin lowering LDL lowering drugs in the past have had similar type of things <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Right. Yes. So – no. That’s a great. That is a great point, Jon. I think we’re always talking in the context of drugs that regulate LDL, that lower LDL. And so when we’re talking about ETC-1002, we’re always trying to put it in the context of other successful lipid regulating drugs and other successful lipid regulating drugs have shown these kinds of characteristics. And so – and again, we have the great benefit of Roger who has worked in this space, this therapeutic area for 30 plus years, and a team of consultants and advisors that have similar experience with not only Lipitor, but other lipid regulating drugs. And so we’re more than capable of putting these results and the things that we’re seeing in context. And again if we’re seeing things that surprise us, we’re obviously going to let folks know. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: I was just asking just so that whatever the results maybe, hopefully clear. But just the interpretation of them can be clear once they are out. So that’s very helpful. Thanks. And then the other one was regarding the Goldberg editorial, which was very interesting, talked – highlighted several interesting things about the drug’s mechanism. One thing that Dr. Goldberg is recognizing, he is not a PI, I think, in the trials. He mentioned something about – something to the corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 5 degree of the drug hitting the same pathway statins of the utility in combination with statins maybe unclear. I forgot the exact wording, but maybe you can talk a little bit about that and why is that may or may not be the case in [indiscernible] (16:06)? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yes. I’m going to let Marianne take that one, Jon. <A – Marianne Andreach – Esperion Therapeutics, Inc.>: Hi, Jon. When we were reviewing the editorial, the first time we thought some of the things that Dr. Goldberg referred to relative to the mechanism of action we paid a lot of attention to. He wrote this editorial based upon his review of the available literature for him and information. And some of the things that I think that were included in the editorial relative to mechanism may not be precisely correct. So, when you look at something that’s written like this, this is someone entirely independent of the company and as you pointed out quite correctly, he’s not a PI, he’s not a consultant to Esperion, he’s not someone we’ve even reached out to as a key opinion leader. So, he’s taking this from the information he sees and how he interprets it. So, obviously this provides an opportunity to perhaps begin a dialog with him about what’s going on with the mechanism of the product so that he can better understand how ETC-1002 works especially the potential as an add-on to statin therapy. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: All right. Thank you very much. I wasn’t articulate on the editorial, but there’s a couple of comments along those lines that caught my high and I was just wondering what your stands are. So, thank you very much for those. I’ll get back in queue. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Hey. Thanks for your question, Jon. Operator: Our next question comes from the line of Jason Butler with JMP Securities. Your line is open. <Q – Jason Butler – JMP Securities LLC>: Hi, guys. Thanks for taking the question. I guess just a follow-up on the editorial comments on mechanism, one thing that maybe could be taken as positive were his comments on the similarities between the mechanism and the MK activity of metformin and from a safety perspective that could be seen to give comfort. Do you have any views on his comments there? <A – Marianne Andreach – Esperion Therapeutics, Inc.>: Well, as you can see from – if you know anything about Dr. Goldberg, he is highly experienced, not just in the lipid area, but also in the diabetes area and has always been a proponent of metformin, so understanding that context and comparing ETC-1002 to metformin within the editorial, we see as positive. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: And Jason, I think two that you’ve heard Roger say many times that the AMP kinase is a very interesting target for cancer metabolism now as well. And so we’ve taken comfort not only from the developments in that space, but obviously also folks like Dr. Goldberg that are very experienced with a known AMP kinase activator, metformin. <Q – Jason Butler – JMP Securities LLC>: Great. And now you’re essentially weeks away from starting the statin add-on Phase 2b, can you just walk us through again, how the changes in treatment guidelines have impacted your thinking around study protocol there and if at all? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Jason, you are – I’m smiling as you were asking that question because I think if we go back to November, when the guidelines first came out, there was I think I would characterize it as tremendous confusion about what the guidelines would corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 6 mean. There was a lot of controversy about those guidelines. And that seems to have dissipated over the last four or five months since those were initially published. And we have heard repeatedly not only from other sponsors or developers of drugs in this space, but also from a number of KOLs and other physicians that we talk to pretty regularly. And there is – the jury is still out on when and how those new guidelines are going to be implemented. And so, as it relates to the add-on to statin opportunity, I think our event is probably similar to the actions or lack of actions of the PCSK9 sponsors, which is – there still are a lot of people who are taking statins that are not able to get to their goal using a pre-ACCA guidelines phrase that we used to use and that is a medical need. And regardless of the new guidelines that came out they are guidelines, they’re not rules and how physicians and whether physicians ultimately end up adopting them or whether the next version of these guidelines change again to go back to goals, I think we don’t know, but we think that the medical need is still there regardless of what the guidelines have promulgated. And I think perhaps the biggest thing – and I’ll stop my comments and have you ask further questions if you like on this – but I think our perspective is we’re really trying to operate at a pragmatic drug development level here and, like I said, the need is still there and that’s the need that we’re pursuing with this study. <Q – Jason Butler – JMP Securities LLC>: Great. Thank you. Appreciate the comments, Tim. Thanks for taking the questions. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Thank you, Jason. Operator: [Operator Instructions] Our next question comes from the line of Brian Klein with Stifel. Your line is open. <Q – Brian Klein – Stifel, Nicolaus & Co., Inc.>: Great. Thanks for taking my question, guys. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Hi, Brian. <Q – Brian Klein – Stifel, Nicolaus & Co., Inc.>: Hi. First off, on the non-clinical data, how rapidly do you think you can get that to the FDA, and when should we expect a removal of the partial clinical hold to occur? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yeah. No, those – very, very appropriate question. So we’ve been saying that we will get the long-term or the chronic tox study reports in the second quarter. We will turn those around pretty quickly, so review them and finalize them and then get them filed with the FDA in the same quarter. So we expect those to be filed with FDA next quarter. I think from a practical standpoint though in terms of when the FDA may choose to take a decision to remove the clinical hold, I think that’s not something we have control over. So I don’t want to set anybody’s expectations that it could happen this year. I think our conservative position is that it’s most likely to happen in 2015 with the timing of the end of Phase 2 meeting. If it happens before then, great but we know they have to address it and talk through it at the end of Phase 2 meeting. <Q – Brian Klein – Stifel, Nicolaus & Co., Inc.>: Great. Thank you. That’s helpful. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yes. <Q – Brian Klein – Stifel, Nicolaus & Co., Inc.>: And then just quickly on the Goldberg editorial as well, just wondering if you have ever tested ETC-1002 with metformin or any of the other currently used diabetic agents, and if you can give us some color there?

corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 7 <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Well, that is a very prescient question actually because we are – we have had that discussion internally. We are in the midst of putting together the protocol design for exactly that study. So I think just to remind everybody, we had done the drug-drug interaction studies with statin, with atorvastatin last year, had continued that work in the early part of this year with other statins. And our next – literally our next step from a drug-drug interaction standpoint is to evaluate ETC-1002 with metformin. So it will be – again it will be the classic sort of DDI Phase 1 study, but it is, to your point, it is a question that we want to answer simply because the ETC-1002-005 study results with ETC-1002 as monotherapy were so positive. And just to remind everybody, that was the study in hypercholesterolemic diabetics that showed an LDL reduction of 43% after four weeks of treatment. And so, very interesting and compelling results that certainly as we’ve talked about before encourages us to do further development in that patient population that diabetic hypercholesterolemic patient population. But, we think an important next step, Brian, is definitely to do that metformin DDI study with ETC-1002. <Q – Brian Klein – Stifel, Nicolaus & Co., Inc.>: Terrific. Thank you for taking the questions. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: You bet. Thanks. That was a good one. Operator: Our next question is a follow-up question from the line of Jonathan Eckard with Citi. Your line is open. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: Thanks for taking my followup. So, this is mainly about the two Phase 2b trials, so the first trial in statin intolerance, Tim, you said that the patient got to be intolerant at least to statins. There’s one criteria that one of those statins is at the lowest dose or was that not a criteria for that trial? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: No. You’re exactly right, Jon. So, sorry for not making that more clear. It is intolerance to two or more statins. One at the lowest approved dose and that is I know we’ve talked off one-on-one but for everybody else’s benefit this is a definition that we’ve received directly from FDA, so direct communication from FDA with that promulgated definition for statin intolerance. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: Great. And then, the protocol for the add-on the statin trial appears like it’s already on ClinicalTrials.gov and <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yes. So let me just clarify for everybody. So our definition of initiating a trial when we will send out a press release indicating that the trial was started is when we randomized our first patient. But there is again for – I apologize if you know this and everybody else knows it as well, but just to clarify we have an investigators’ meeting. We qualify all the sites obviously prior to that and then sites are initiated and can start screening patients. So all of those things have happened. And so we will be randomizing patients this month. And if you recall, like I said, we’re just very conservative about our definition of initiating a trial. It’s not when we hold the investigator meeting, it’s not when we get the protocol approved, it’s not even when sites start screening, it’s actually when the first patient is randomized. We feel like that’s the most conservative description of study initiation. So that – you’re right. It is already on ClinicalTrials.gov because we had the investigator meeting and we are screening patients. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: I wasn’t trying to call you out. And so what you’re doing is fairly normal, a lot of companies do it. But I was going to ask one thing was one of the inclusion criterias, and again this is the add-on trial, it’s for LDL-C greater or equal to 130 milligrams/deciliter or less than 220 milligrams – 228 milligrams/deciliter. So maybe in the context of – maybe there isn’t a context with the new AHA guidelines, but with that range of LDLs on a statin, how – can you may be talk about like strategically how that is important versus the say corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 8 a cut-off of 100 grader, 80 year grader, so on and so forth. Maybe if you could just explain why you picked that range and how it could be strategic going forward? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yes. It’s a very good question, and one that we probably wouldn’t – we wouldn’t have gotten to, if we didn’t have the level of experience of drug developers in this space around the table. But you’re right. I think the – one of the keys that we think to drug development in this space is to make sure that the baseline LDL levels for patients coming into our clinical trials are actually relevant, that is patients that have real disease, if you will, which real disease indicating that they have relatively uncontrolled LDL levels. That’s important for a number of reasons. One, it turns out if you look at some of the failed studies in this space, and baseline LDL levels are relevant to some of the failures or some of the criticisms of trials that have failed. And so, we think it’s really important to make sure that we’re not enrolling just any patient, but we’re enrolling patients with as we say real disease, that is uncontrolled LDL cholesterol levels so that, one, ETC-1002 can show LDL lowering of significance both from a percentage standpoint, but also from a milligrams/deciliter standpoint. Because if you look at the literature again, the accumulation of data over the last three plus decades is that the higher the baseline LDL levels that you start out at, the more significant cardiovascular disease benefit you can provide, because you can get a higher magnitude of LDL lowering, absolute lowering as well as percentage lowering. <Q – Jonathan Eckard – Citigroup Global Markets Inc. (Broker)>: That’s very helpful. Thank you very much. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yes. Thanks for the question, Jon. Operator: Our next question comes from the Jason Kantor with Credit Suisse. Your line is open. <Q – Jeremiah Shepard – Credit Suisse Securities (USA) LLC (Broker)>: Good afternoon, this is Jeremiah filling in for Jason. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yes, hey, Jeremiah. <Q – Jeremiah Shepard – Credit Suisse Securities (USA) LLC (Broker)>: Thanks for taking my questions. In terms of the preclinical studies that you mentioned, what level of detail should we expect from those studies? And would you press release those results and then present it later on, or just try to hold out for a specific meeting later on? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: No, that’s a very good question, Jeremiah, because it’s – this is a little bit unusual. I think we may have talked about this offline that it’s not typical for companies, any company in the biotechnology industry to typically be talking about nonclinical results. And for example, to your last question about presenting these data, non-clinical data typically don’t – in fact, I don’t think we can think of a situation where non-clinical data have been presented at a scientific meeting, perhaps at a – or even at a clinical meeting. So I think the right way for us to think about, and for you all to be thinking about this data is probably more from a standpoint of not releasing a whole bunch of data that folks won’t understand or be able to put in context, but recognizing that that will be providing more negative reassurance if you will about the results that if there is anything of significance in those results, then we’re going to be out talking about them. But absent that, we wouldn’t expect to provide gross detail if you will, gross detail in terms of all of the study results because as you may know, these reports end up as hundreds of pages, and of course there is lots of animals in the study. And I think it’s important for us to both summarize and put those results in context, which is exactly what we intend to do. Does that make sense?

corrected transcript Esperion Therapeutics, Inc. ESPR Q4 2013 Earnings Call Mar. 5, 2014 Company. Ticker. Event Type. Date. www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2014 CallStreet 9 <Q – Jeremiah Shepard – Credit Suisse Securities (USA) LLC (Broker)>: Yes. No, that’s very helpful. And one last question in terms of expenses. The R&D spending level that we saw in Q4, is that indicative of a quarterly run rate we could see in 2014 and would that be roughly level or could that increase throughout the year? <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Yeah. Rick, can you take that question? <A – Rick Bartram – Esperion Therapeutics, Inc.>: Sure. Thanks, Jeremiah. We can expect that an R&D run rate for the upcoming year for 2014 will be about 75% of operating expenses. So a little bit more of an uptick than what we’re currently seeing. <Q – Jeremiah Shepard – Credit Suisse Securities (USA) LLC (Broker)>: Okay. Thank you for taking the questions. <A – Tim Mayleben – Esperion Therapeutics, Inc.>: Thanks. Thanks, Jeremiah. Operator. We will now conclude the Q&A portion of the call. I’d like to turn the call back over to Tim Mayleben for closing remarks. Tim M. Mayleben, President, Chief Executive Officer & Director Thank you, Kate. Hey, I want to thank everybody for joining the call today, and for your continued interest in not only ETC-1002, but also our company, Esperion. As I mentioned in our prepared comments, 2014 promises to be a data rich year, very eventful and we look forward to updating you on our progress as we move through the year. So thanks so much. And wish you a good day. Operator: This concludes today’s conference for Esperion Therapeutics. You may now disconnect. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this information do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NONINFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR REVENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2014. CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.